Exhibit 10.2

MEMBERSHIP INTERESTS PLEDGE AGREEMENT

This Membership Interests Pledge Agreement (this “Agreement”) is made effective as of October 17 2025, between HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“HOFREC”), and HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (“NewCo” and collectively with HOFREC, each a “Grantor” and collectively, jointly and severally, the “Grantors”), and CH CAPITAL LENDING, LLC, a Delaware limited liability company (“Lender”).

WHEREAS, Lender, Grantors and certain affiliates of Grantors (Grantors, collectively with such affiliates, jointly and severally, the “Borrowers”) are parties to that certain Note and Security Agreement dated November 14, 2024 (as amended, restated, supplemented and otherwise modified from time to time, the “Note”), pursuant to which Lender has made, and may continue to make, certain loans (the “Loans”) to the Borrowers.  Capitalized terms not otherwise defined herein shall have the meaning set forth in the Note.

WHEREAS, Lender and the Borrowers desire to provide for certain amendments to the Note pursuant to that certain Twelfth Amendment to Note and Security Agreement dated effective as of even date herewith (the “Twelfth Amendment”) pursuant to which the Borrowers desire that Lender effectuate certain changes to the Note including, among other things, increasing the Facility Amount and extending the Maturity Date in accordance with the terms and conditions thereof; and

WHEREAS, as a condition to the Lender granting such accommodations as evidenced by the Twelfth Amendment and continuing to make the accommodations in accordance with the terms and conditions of the Note, the Lender has required that the Grantors deliver this Agreement to grant Lender a continuing security interest in certain property of the Borrowers, including without limitation, the Equity Interests owned by Grantors in certain subsidiaries (each an “Issuer” and collectively, the “Issuers”) as described on Schedule 1 attached hereto to secure the prompt and complete performance all of the Obligations.

THEREFORE, the parties hereto agree as follows:

1.          Defined Terms. Unless otherwise defined herein, terms used herein that are defined in the UCC have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9. As used in this Agreement, the following terms have the following meanings:

“Agreement” means this Membership Interests Pledge Agreement, as the same may from time to time be amended or supplemented.

“Governing Agreement” means the limited liability company agreement, operating agreement or bylaws, as applicable, of each Issuer, pursuant to which such Issuer was formed, as may be hereafter amended from time to time in accordance with the terms of this Agreement.

“Loan Documents” has the meaning specified in the Note.

“Obligations” has the meaning specified in the Note.

“Proceeds” means “proceeds”, as such term is defined in the UCC and, in any event, shall include, but not be limited to, (a) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the “Pledged Collateral” (as hereinafter defined) by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (b) any and all amounts paid or payable to any Grantor for or in connection with any sale or other disposition of such Grantor’s interests in Issuer and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

“Security Interest” means the security interest granted under Section 2.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Pledged Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.          Grant of Security Interest. As security for the prompt and complete payment and performance when due of the Obligations, each Grantor hereby grants to Lender a security interest in and pledges to Lender all of the following (all of which being herein collectively called the “Pledged Collateral”):

(a)         all of such Grantor’s right, title and interest as a member in each Issuer, as applicable, including without limitation, all of such Grantor’s right to receive distributions at any time or from time to time of cash and other property, real, personal or mixed, from such Issuer upon complete or partial liquidation or otherwise;

(b)         all of such Grantor’s right, title, and interest in specific property of each Issuer;

(c)         all of such Grantor’s right, title and interest, if any, to participate in the management and voting of each Issuer;

(d)         all of such Grantor’s right, title and interest in and to:

(i)          all rights, privileges, authority and power of such Grantor as owner and holder of the items specified in (a), (b), and (c) above, including but not limited to, all contract rights related thereto;

(ii)          all options and other agreements for the purchase or acquisition of any interests in each Issuer;

(iii)         any document or certificate representing or evidencing such Grantor’s rights and interests in each Issuer; and

(iv)         to the extent not otherwise included, all Proceeds and products of any of the foregoing.

Notwithstanding the foregoing, “Pledged Collateral” shall not include any collateral to the extent the granting of such a security interest in such collateral expressly violates the terms and conditions of any other agreement to which any Grantor is a party, other than to the extent the violation exists in an agreement between any Grantor or any of its Affiliates and Lender or any of its Affiliates.

3.          Representations and Warranties. Grantors represent and warrant that:

(a)         Each Grantor is the sole owner of each item of the Pledged Collateral, free and clear of any and all liens and claims whatsoever except for the security interest granted to Lender pursuant to this Agreement.

(b)       Except as otherwise indicated on Schedule 1, each Grantor’s interests in each applicable Issuer consists of a one hundred percent (100%) membership interest. The information set forth on Schedule 1 is true and complete in all respects.

(c)      Each Grantor has all power, statutory and otherwise, to execute and deliver this Agreement, to perform such Grantor’s obligations hereunder and to subject the Pledged Collateral to the security interest created hereby, all of which has been duly authorized by all necessary action.

(d)        No amendments or supplements have been made to any Issuer’s Governing Agreement since it was originally entered into; such Governing Agreement remains in effect; and no party to the Governing Agreement is presently in default thereunder.

(e)         No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for either Grantor’s granting of a security interest in the Pledged Collateral pursuant to this Agreement for the execution, delivery or performance of this Agreement by either Grantor or (ii) for the exercise by Lender of the rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

(f)        Upon the transfer of the Pledged Collateral, or any portion thereof, to any party pursuant to Section 10 below, each Issuer shall continue in existence and each Issuer’s Governing Agreement provides for such continuation.

(g)         No Issuer elected to treat its limited liability company interests as Investment Property under Article 8 of the UCC and none of the limited liability company interests are credited to a securities account.  None of the Pledged Collateral is evidenced by a membership interest certificate or similar instrument.

4.         Covenants. Each Grantor covenants and agrees that from and after the date of this Agreement and until the Obligations are fully satisfied:

(a)        Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantors, Grantors will promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the execution and filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the security interest granted hereby and, if otherwise required hereunder, transferring Pledged Collateral to the possession of Lender (if a security interest in such Pledged Collateral can be perfected by possession) or causing any Issuer to agree (in writing) that it will only comply with instructions originated by the Lender without further consent by any Grantor. Each Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of such Grantor to the extent otherwise permitted by applicable law. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note or other instrument (other than an instrument which constitutes chattel paper under the UCC), such note or instrument shall be immediately pledged hereunder and a security interest therein hereby granted to Lender and shall be duly endorsed without recourse or warranty in a manner satisfactory to Lender and delivered to Lender. If at any time any Grantor’s right or interest in any of the Pledged Collateral becomes an interest in real property, such Grantor immediately shall execute, acknowledge and deliver to Lender such further documents as Lender deems necessary or advisable to create a first priority perfected mortgage lien in favor of Lender in such real property interest.

(b)         Priority of Liens. Grantors will defend the right, title and interest hereunder of Lender, as a first priority security interest in the Pledged Collateral, against the claims and demands of all persons whomsoever.

(c)      Continuous Perfection. No Grantor will change Grantor’s name in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-507 of the UCC (or any other then-applicable provision of the UCC), unless such Grantor shall have given Lender at least thirty (30) days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading. No Grantor will sign or authorize the signing on Grantor’s behalf of any financing statement naming a Grantor as debtor covering all or any portion of the Pledged Collateral, except financing statements naming Lender as secured party.

(d)        Transfer of Assets. No Grantor will directly or indirectly sell, pledge, mortgage, assign, transfer, or otherwise dispose of or create or suffer to be created any lien, security interest, charging order, or encumbrance on any of the Pledged Collateral or the assets of any Issuer other than the liens relating to the Loans.

(e)         Performance of Obligations. Each Grantor will perform all of such Grantor’s obligations under the Governing Agreements prior to the time that any interest or penalty would attach against any Grantor or any of the Pledged Collateral as a result of any Grantor’s failure to perform any of such obligations, and each Grantor will do all things necessary to maintain each Issuer as a limited liability company or corporation, as applicable, under the laws of the jurisdiction of organization and to maintain each Grantor’s interest as a member in each Issuer, as applicable, in full force and effect without diminution.

(f)        Governing Agreement. No Grantor will (i) suffer or permit any amendment or modification of any Governing Agreement without the prior written consent of Lender, or (ii) waive, release, or compromise any rights or claims any Grantor may have against any other party which arise under any of the Governing Agreements.

(g)        Changes to Issuers. No Grantor will consent to or cause the issuance or grant by any Issuer of any other right or interest in respect of, in addition to or in substitution for the Pledged Collateral, except to Grantors, nor shall any Grantor consent to, or cause, any division, merger, consolidation, share exchange, reorganization, or other business combination involving any Issuer or to which any Issuer is a party.

(h)        No Article 8 Opt-In. No Grantor will consent to or cause an election by any Issuer or otherwise facilitate any action that would result in the classification of any Issuer’s limited liability company interests as “investment property” under the UCC.

(i)          Securities. Grantors will, or will permit Lender to, promptly take all action necessary or appropriate to cause Lender to have sole and exclusive “control” over the Pledged Collateral, as such term is defined in Article 9 of the UCC. At all times Grantors shall take, or shall permit Lender to take, all action necessary or appropriate to create, perfect and maintain a first perfected priority security interest in the Pledged Collateral in favor of Lender. Without limiting the foregoing, Grantors shall promptly (and in any event within five (5) Business Days) deliver any and all certificates that evidence the Pledged Collateral together with assignments separate from certificate executed in blank relating thereto.

5.          Grantors’ Powers.

(a)        So long as an “Event of Default” (as hereinafter defined) shall not then exist, Grantors shall be the sole party entitled (1) to exercise for any purpose any and all (i) voting rights and (ii) powers, and (2) to receive any and all distributions, in each case arising from or relating to the Pledged Collateral; provided, however, that Grantors shall not exercise such rights or powers, or consent to any action of any Issuer that would be in contravention of the provisions of, or constitute an Event of Default under, this Agreement or any of the Loan Documents.

(b)       Upon the occurrence of an Event of Default, unless Lender designates in writing to Grantors to the contrary, all rights of Grantors provided in Section 5(a) shall cease, and all voting rights and powers and rights to distributions included in the Pledged Collateral or otherwise described in Section 5(a) shall thereupon become vested in Lender, and Lender shall thereafter have the sole and exclusive right and authority to exercise such voting rights and powers. Grantors shall execute such documents and instruments, including but not limited to, statements that Grantors no longer have the right to act as a member or otherwise relating to such change as Lender may request. Grantors agree that Issuers may rely conclusively upon any notice from Lender that Lender has the right and authority to exercise all rights and powers of Grantors as a member under the applicable Governing Agreements. Grantors irrevocably waive any claim or cause of action against any Issuer who deals directly with Lender following receipt of such notice from Lender.

6.           Lender’s Appointment as Attorney-in-Fact.

(a)       Each Grantor hereby irrevocably constitutes and appoints Lender and each officer or agent of Lender with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Grantor and in the name of each Grantor or in such attorney-in-fact’s own name, from time to time in the discretion of each such attorney-in-fact following the occurrence of an Event of Default, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives each such attorney-in-fact the power and right, from and after an Event of Default, on behalf of each Grantor, without notice to or assent by any Grantor, to do the following:

(i)        to collect and otherwise take possession of and title to any and all distributions of cash or other property due or distributable at any time after the date hereof to each Grantor as a member from each Issuer, whether in complete or partial liquidation or otherwise, and to prosecute or defend any action or proceeding in any court of law or equity or otherwise deemed appropriate by such attorney-in-fact for the purpose hereof;

(ii)       to ask, demand, collect, receive and give acceptances and receipts for any and all moneys due and to become due under any Pledged Collateral and, in the name of each Grantor or such attorney-in-fact’s own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Pledged Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by such attorney-in-fact for the purpose of collecting any and all such moneys due under any Pledged Collateral whenever payable;

(iii)       to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Pledged Collateral, to effect any repairs or any insurance called for with respect to any of the Pledged Collateral by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

(iv)      (A) to direct any party liable for any payment under any of the Pledged Collateral to make payment of any and all moneys due and to become due thereunder directly to Lender or as such attorney-in-fact shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Pledged Collateral or any portion thereof and to enforce any other right in respect of any Pledged Collateral; (D) to defend any suit, action or proceeding brought against any Grantor with respect to any Pledged Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as such attorney-in-fact may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though such attorney-in fact were the absolute owner thereof for all purposes, and to do, at the option of such attorney-in-fact at Grantors’ expense, at any time, or from time to time, all acts and things which such attorney-in-fact reasonably deems necessary to protect, preserve or realize upon the Pledged Collateral and the security interest of Lender therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantors might do.

Each Grantor hereby ratifies, to the extent permitted by law, all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

(b)        The powers conferred on each attorney-in-fact hereunder are solely to protect the interest in the Pledged Collateral of Lender and shall not impose any duty upon any such attorney-in-fact to exercise any such powers. Each such attorney-in-fact shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, managers, employees or agents shall be responsible to Grantors for any act or failure to act unless such action or failure to act constitutes gross negligence.

(c)        Grantors also authorize Lender and each officer or agent of Lender at any time and from time to time upon the occurrence of any Event of Default, to execute, in connection with the sale provided for in Section 10 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to any of the Pledged Collateral.

7.          Distributions. In the event any Grantor receives any distributions in respect of the Pledged Collateral that are made in violation of the Loan Documents, such Grantor will hold the same in trust for Lender and promptly transfer to Lender the property that was so distributed in the form that it was received.

8.        Performance by Lender of Grantors’ Obligations. If a Grantor fails to perform or comply with any of such Grantor’s agreements contained herein and Lender as provided for by the terms of this Agreement shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance, together with interest thereon at the rate following a default specified in the Note in effect from time to time shall be payable by Grantors to Lender on demand and shall constitute Obligations secured hereby.

9.          Default. Any of the following shall constitute an “Event of Default” hereunder:

(a)        A failure by any Grantor to observe or perform any obligation, covenant, condition, or agreement hereof or in the Note or any other Loan Document to be performed by any Grantor;

(b)         Any representation or warranty made by any Grantor in this Agreement is not true and correct in any material respect; or

(c)         The occurrence of any “Event of Default” under the Note.

10.        Remedies, Rights Upon Default.

(a)       Upon the occurrence of any Event of Default, Lender or Lender’s designee may, at Lender’s option, elect to become the substituted member in any Issuer with respect to the Pledged Collateral and each Grantor shall execute or cause to be executed all documents necessary to evidence Lender so becoming substituted member. If any Event of Default shall occur, Lender or Lender’s designee may exercise in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Pledged Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of Lender’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without the assumption of any credit risk. Each Grantor expressly acknowledges that private sales may be less favorable to a seller than public sales but that private sales shall nevertheless be deemed commercially reasonable and otherwise permitted hereunder. In view of the fact that federal and state securities laws and/or other applicable laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected, each Grantor agrees that upon the occurrence of an Event of Default, Lender may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Lender may solicit offers to buy the Pledged Collateral, or any part thereof, for cash, from a limited number of investors deemed by Lender in its judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral, and if Lender solicits such offers, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of the Pledged Collateral.

Lender or Lender’s designee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Each Grantor further agrees, at the request of Lender, to assemble the Pledged Collateral and make it available to Lender at places which Lender shall reasonably select, whether at such Grantor’s premises or elsewhere. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 10(d) of this Agreement. Only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, including Section 9-608(a)(1)(C) of the UCC, need Lender account for the surplus, if any, to Grantors. To the extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Pledged Collateral except in each case such as arise out of the gross negligence or willful misconduct of Lender.  Any notification of intended disposition of any of the Pledged Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) days prior to such disposition and such notice shall (i) describe Lender and Grantors, (ii) describe the Pledged Collateral that is the subject of the intended disposition, (iii) state the method of the intended disposition, (iv) state that Grantors are entitled to an accounting of the Obligations and state the charge, if any, for an accounting and (v) state the time and place of any public disposition or the time after which any private sale is to be made. Lender may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Pledged Collateral and has no obligation to provide any warranties at such time.

(b)        Each Grantor also agrees to pay all costs of Lender, including reasonable attorneys’ fees and expenses, incurred with respect to the collection of any of the Obligations or the enforcement of any of Lender’s rights hereunder.

(c)      Each Grantor hereby waives presentment, demand, or protest (to the extent permitted by applicable law) of any kind in connection with this Agreement or any Pledged Collateral. Except for notices provided for herein, each Grantor hereby waives notice (to the extent permitted by applicable law) of any kind in connection with this Agreement.

(d)        The proceeds of any sale, disposition or other realization upon all or any part of the Pledged Collateral shall be distributed by Lender in the following order of priorities:

first, to Lender in an amount sufficient to pay in full the expenses of Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorneys’ fees and expenses;

second, to Lender until the other Obligations are paid in full; and

finally, upon payment in full of all of the Obligations, to Grantors, or their representatives or as a court of competent jurisdiction or Grantors may direct.

Each Grantor agrees to indemnify and hold harmless Lender, its directors, managers, officers, employees, agents and parent, and subsidiary corporations, and each of them, from and against any and all liabilities, obligations, claims, damages, or expenses incurred by any of them arising out of or by reason of entering into this Agreement or the consummation of the transactions contemplated by this Agreement and to pay or reimburse Lender for the fees and disbursements of counsel incurred in connection with any investigation, litigation or other proceedings (whether or not Lender is a party thereto) arising out of or by reason of any of the aforesaid. Lender will promptly give Grantors written notice of the assertion of any claim which it believes is subject to the indemnity set forth in this Section 10 and will upon the request of Grantors promptly furnish Grantors with all material in its possession relating to such claim or the defense thereof to the extent that Lender may do so without breach of duty to others. Any amounts properly due under this Section 10 shall be payable to Lender immediately upon demand.

11.       Limitation on Lender’s Duty in Respect of Pledged Collateral. Except as expressly provided in the UCC, Lender shall have no duty as to any Pledged Collateral in its possession or control or in the possession or control of any agent or nominee of Lender or as to any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

12.        Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and, if to Grantors, mailed, or delivered to Grantors, addressed to Grantors, at:

Hall of Fame Resort & Entertainment Company
2014 Champions Gateway, Suite 100
Canton, OH 44708
Attn:	Lisa Gould

With a copy to:

Sheppard Mullin
30 Rockefeller Plaza
New York, NY 10112
Attn:	Stephen Cohen

and if to the Lender, mailed, or delivered to it, addressed to:

CH Capital Lending, LLC
11111 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025
Attn: Richard Klein

With a copy to:

Bryan Cave Leighton Paisner LLP
One Atlantic Center, 14th Floor
1201 W. Peachtree St., N.W.
Atlanta, GA 30309
Attn: Rick Miller; Amy Taylor Wilson

or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails, addressed as stated above.

13.       Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.        No Waiver; Cumulative Remedies. Lender shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder. No waiver hereunder shall be valid except to the extent therein set forth. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. Except to the extent that Lender has specifically and expressly waived such remedies in this Agreement or otherwise, the rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. Lender may resort to and realize on the Pledged Collateral simultaneously with any acts or proceedings initiated by Lender in its sole and conclusive discretion to resort to or realize upon any other sources of repayment of the Obligations, including, but not limited to, collateral granted by other security agreements and the personal liability of Grantors and any person or corporation which has guaranteed repayment of the Obligations. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantors and Lender.

15.       Security Interest Absolute. (a) All rights of the Lender and security interests hereunder, and all obligations of Grantors hereunder, shall be absolute and unconditional irrespective of:

(i)          any lack of validity or enforceability of the Note, Loan Documents, any guaranty executed by any Grantor in favor of Lender or any other agreement or instrument relating to any of the foregoing;

(ii)       any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note, Loan Documents, any guaranty executed by any Grantor in favor of Lender;

(iii)      any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

(iv)      any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Grantor or any other pledgor or any guarantor or comaker in respect of the Obligations of Grantors in respect of this Agreement.

(b)       The Lender may, furthermore, from time to time, whether before or after any of the Obligations shall become due and payable, without notice to Grantors, take all or any of the following actions: (i) retain or obtain a security interest in any property, in addition to the Pledged Collateral, to secure any of the Obligations, (ii) retain or obtain the primary or secondary liability of any party or parties with respect to any of the Obligations, (iii) extend or renew for any period (whether or not longer than the original period) or exchange any of the Obligations or release or compromise any obligation of any nature of any party with respect thereto, (iv) surrender, release or exchange all or any part of any property, in addition to the Pledged Collateral, securing any of the Obligations, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect to any such property, and (v) resort to the Pledged Collateral for payment of any of the Obligations whether or not it shall have resorted to any other property securing the Obligations or shall have proceeded against any party primarily or secondarily liable on any of the Obligations.

16.        Successors and Assigns. This Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of Grantors, except that Grantors shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender and its respective successors and assigns. Neither this Agreement nor anything set forth herein is intended to, nor shall it, confer any rights on any person or entity other than the parties hereto and all third party rights are expressly negated.

17.        Termination. This Agreement, and the assignments, pledges and security interests created or granted hereby, shall terminate when the Obligations shall have been fully paid and satisfied and the Note has been terminated, at which time Lender shall release and reassign (without recourse upon, or any warranty whatsoever by, Lender), and deliver to Grantors all Pledged Collateral and related documents then in the custody or possession of Lender, including termination statements under the UCC, all without recourse upon, or warranty whatsoever, by Lender and at the cost and expense of Grantors.

18.      Injunctive Relief. Each Grantor recognizes that in the event any Grantor fails to perform, observe or discharge any of Grantors’ obligations hereunder, no remedy of law will provide adequate relief to Lender, and agrees that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

19.       Waiver of Subrogation. No Grantor shall have any rights of subrogation as to any of the Pledged Collateral until full and complete performance and payment of the Obligations.

20.        Governing Law; Construction; Forum Selection.

(a)        THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW 5-1401 AND 5-1402) AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE STATE OF NEW YORK, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED.  If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

(b)        Each Grantor irrevocably agrees that, subject to Lender’s sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THE LOAN DOCUMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE BOROUGH OF MANHATTAN, CITY OF NEW YORK, AND STATE OF NEW YORK. EACH GRANTOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID COUNTY AND STATE. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH GRANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH FOR NOTICE IN THIS NOTE AND SERVICE SO MADE SHALL BE COMPLETE 10 DAYS AFTER THE SAME HAS BEEN POSTED. EACH GRANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SUCH GRANTOR BY LENDER IN ACCORDANCE WITH THIS SECTION.

21.        Interpretation. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement.

22.       Counterparts; Integration; Effectiveness. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. This Agreement and the other Loan Documents to which any Grantor is a party constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents will be deemed to include electronic signatures or electronic records, each of which will be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[signature page to follow]

Grantors and Lender have executed this Agreement as of the date first above written.

GRANTORS:
HALL OF FAME RESORT & ENTERTAINMENT COMPANY,
a Delaware corporation

By:	/s/ Lisa Gould
Name: Lisa Gould
Title: Executive Vice President of Business Administration

HOF VILLAGE NEWCO, LLC,
a Delaware limited liability company

By:	/s/ Lisa Gould
Name: Lisa Gould
Title: Executive Vice President of Business Administration

LENDER:
CH CAPITAL LENDING, LLC,
a Delaware limited liability company

By: Holdings SPE Manager, LLC, its Manager

By:	/s/ Richard H. Klein
Name: Richard H. Klein
Title: Chief Financial Officer

Membership Interests Pledge Agreement

ACKNOWLEDGEMENT

Each of the undersigned Issuers hereby (a) acknowledges receipt of a copy of the Membership Interests Pledge Agreement (the “Pledge Agreement”) by HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation and HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (collectively, the “Grantor”) in favor of CH CAPITAL LENDING, LLC (“Lender”), (b) agrees promptly to note on its books the security interests granted to Lender and confirmed under the Pledge Agreement, (c) agrees it will comply with Lender’s instructions with respect to the Pledged Collateral (as defined in the Pledge Agreement) without further consent by Grantor, (d) agrees to notify Lender upon obtaining knowledge of any interest in favor of any person in the Pledged Collateral that is adverse to Lender’s interest therein, (e) agrees, following its receipt of a written notice from Lender stating Lender is exercising exclusive control of the Pledged Collateral, not to comply with any instructions or orders regarding any or all of the Pledged Collateral originated by any person other than Lender or a court of competent jurisdiction, and (f) waives any rights or requirements at any time hereafter to receive a copy of the Pledge Agreement in connection with the registration of any Pledged Collateral in the name of Lender or its nominee or the exercise of voting rights by Lender.

HOF VILLAGE NEWCO, LLC,		HOF VILLAGE STADIUM, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

HOF VILLAGE PARKING, LLC,		HOF VILLAGE LAND, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

HOF VILLAGE YOUTH FIELDS, LLC,		HOF VILLAGE SPORTS BUSINESS, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

Acknowledgement to Membership Interests Pledge Agreement

HOF VILLAGE HOTEL I, LLC,		HOF VILLAGE HOTEL II, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

HOF VILLAGE HOTEL WP, LLC,		HOF VILLAGE CENTER FOR EXCELLENCE, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

HOF VILLAGE CENTER FOR PERFORMANCE, LLC,		HOF VILLAGE RESIDENCES I, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

HOF VILLAGE PARKING MANAGEMENT I, LLC,		HOF VILLAGE WATERPARK, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

HOF VILLAGE EXPERIENCE, LLC,		HOF VILLAGE PLAY ACTION PLAZA, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

Acknowledgement to Membership Interests Pledge Agreement

HOF VILLAGE MEDIA GROUP, LLC,		HOF VILLAGE RESTAURANT MANAGEMENT, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

HOF VILLAGE RETAIL I, LLC,		HOF VILLAGE RETAIL II, LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

GORDON POINTE ACQUISITION CORP.,		MOUNTAINEER GM LLC,
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Lisa Gould	By:	/s/ Lisa Gould
Name: Lisa Gould		Name: Lisa Gould
Title: Executive Vice President of Business Administration		Title: Executive Vice President of Business Administration

Acknowledgement to Membership Interests Pledge Agreement

Schedule 1

Membership Interests

Issuer	Grantor	Ownership Percentage	Membership Interest Certificate Number

HOF Village Newco, LLC	Hall Of Fame Resort & Entertainment Company	100%	None
HOF Village Stadium, LLC	HOF Village Newco, LLC	100%	None
HOF Village Parking, LLC	HOF Village Newco, LLC	100%	None
HOF Village Sports Business, LLC	HOF Village Newco, LLC	100%	None
HOF Village Youth Fields, LLC	HOF Village Newco, LLC	100%	None
HOF Village Sports Business, LLC	HOF Village Newco, LLC	100%	None
HOF Village Hotel I, LLC	HOF Village Newco, LLC	100%	None
HOF Village Hotel II, LLC	HOF Village Newco, LLC	100%	None
HOF Village Hotel WP, LLC	HOF Village Newco, LLC	100%	None
HOF Village Center for Excellence, LLC	HOF Village Newco, LLC	100%	None
HOF Village Center for Performance, LLC	HOF Village Newco, LLC	100%	None
HOF Village Residences I, LLC	HOF Village Newco, LLC	100%	None
HOF Village Parking Management I, LLC	HOF Village Newco, LLC	100%	None
HOF Village Waterpark, LLC	HOF Village Newco, LLC	100%	None
HOF Village Experience, LLC	HOF Village Newco, LLC	100%	None

Schedule 1 to Membership Interests Pledge Agreement

HOF Village Play Action Plaza, LLC	HOF Village Newco, LLC	100%	None
HOF Village Media Group, LLC	HOF Village Newco, LLC	100%	None
HOF Village Restaurant Management, LLC	HOF Village Newco, LLC	100%	None
HOF Village Retail I, LLC	HOF Village Newco, LLC	100%	None
HOF Village Retail II, LLC	HOF Village Newco, LLC	100%	None
Gordon Pointe Acquisition Corp.	Hall Of Fame Resort & Entertainment Company	100%	None
Mountaineer GM LLC	HOF Village Newco, LLC	60%	None

Schedule 1 to Membership Interests Pledge Agreement